Summary of Financing Arrangements to Leveraged ESOP Debt (Table Text Block)	12 Months Ended
Mar. 31, 2013
Table Text Block [Abstract]
Summary Of Financing Arrangements for Leveraged ESOP Debt
ESOP Plan
We sponsor a leveraged ESOP that generally covers all employees with one year or more of service. The ESOP shares initially were pledged as collateral for its debt which was originally funded by U-Haul. As the debt is repaid, shares are released from collateral and allocated to active employees, based on the proportion of debt service paid in the year. When shares are scheduled to be released from collateral, prorated over the year, we report compensation expense equal to the current market price of the shares scheduled to be released, and the shares become outstanding for earnings per share computations. ESOP compensation expense was $5.0 million, $4.4 million and $3.9 million for fiscal 2013, 2012 and 2011, respectively. Listed below is a summary of these financing arrangements as of fiscal year-end:
	Outstanding as of	Interest Payments
Financing Date	March 31, 2013	2013	2012	2011
	(In thousands)
June, 1991	$2,169	$250	$299	$386
March, 1999	-	-	-	-
February, 2000	-	-	-	6
April, 2001	-	-	5	9
July, 2009	632	35	15	5